Exhibit 99.1

Opinion Research Reports Results for the First Quarter

    PRINCETON, N.J.--(BUSINESS WIRE)--April 29, 2003--Opinion Research Corporation (Nasdaq: ORCI), today announced financial results for the first quarter ended March 31, 2003.
    In summarizing the quarter's results, Chairman and CEO John F. Short said, "We are pleased with the performance of our social research business, but the U.S. market research and teleservices units continue to suffer from the economic conditions in the United States."
    Revenues for the first quarter were $43.2 million, up from $42.5 million in the corresponding quarter last year. Social research revenues were $27.8 million, versus $24.0 million last year. Market research revenues were $12.0 million, versus $14.3 million in the prior year. Teleservices revenues were $3.4 million, versus $4.1 million last year.
    Net income for the first quarter was $0.7 million, or $0.12 per diluted share, versus net income of $0.5 million, or $0.08 per diluted share, in last year's first quarter. Last year's results included a charge of $0.3 million, or $.05 per diluted share, for the cumulative effect of an accounting change.
    Cash flow was used to further reduce debt to $45.1 million from $46.9 million at December 31, 2002.

    Business Outlook

    "While the strong growth in our social research business, where revenues grew by 16% over last year's first quarter, is encouraging, we continue to face significant challenges in restoring growth to our commercial market research segment," continued Mr. Short. "We expect our commercial market research business development efforts to yield results this year. We also expect to add contracts for our new inbound teleservices capability. Thus, we are maintaining our previously announced expectations for revenues in 2003 to be between $183 and $188 million, net income to be between $4.0 and $4.5 million and diluted earnings per share to be in the range of $0.62 to $0.69."
    The statements above concerning the company's business outlook for 2003 are based on current expectations. These statements are forward-looking and actual results may differ materially.
    The company has scheduled an investor conference call for 10:00 a.m. (EDT) on April 30. The dial-in number for the live conference call will be 888-212-8315 (706-643-0144 outside the U.S.). There will be a live webcast of the conference call over the investor relations page of the company's Web site at www.opinionresearch.com as well as at www.companyboardroom.com.
    For those who cannot listen to the live broadcast, an audio replay of the call will be available on the above Web sites for 30 days. A telephone replay of the call will also be available from 1:00 p.m. on April 30 until 11:59 p.m. on May 7. To listen to the telephone replay, dial 800-642-1687 (706-645-9291 outside the U.S.) and enter conference ID # 9697527.

    About Opinion Research

    Founded in 1938, Opinion Research Corporation provides commercial market research, health and demographic research for government agencies, information services, teleservices and consulting. The company is a pioneering leader in the science of market and social research, and has built a worldwide data-collection network. Further information is available at www.opinionresearch.com.

    This release contains, within the meaning of the safe harbor provision of the Private Securities Litigation Reform Act of 1995, forward-looking statements that are based on management's beliefs and assumptions, current expectations, estimates and projections. Many of the factors that will determine the company's financial results are beyond the ability of the company to control or predict. These statements are subject to risks and uncertainties and therefore actual results may materially differ. The company disclaims any obligation to update any forward-looking statements whether as a result of new information, future events, or otherwise. Important factors and risks that may affect future results are described in the company's filings with the Securities and Exchange Commission, copies of which are available upon request from the company.




             OPINION RESEARCH CORPORATION AND SUBSIDIARIES
                   Consolidated Statements of Income
          (in thousands, except share and per share amounts)


                                         For The Three Months
                                            Ended March 31,
                                            2003       2002    % Incr
                                        ---------- ---------- -------

Revenues                               $   43,164 $   42,451       2
Cost of revenues                           29,806     29,144
                                       ---------- ----------
    Gross profit                           13,358     13,307       0

Selling, general and administrative
 expenses                                   9,974      9,658
Depreciation and amortization                 946      1,149
                                       ---------- ----------
    Operating income                        2,438      2,500      (2)

Interest and other non-operating
 expenses, net                              1,173      1,185
                                       ---------- ----------
    Income before provision for income
     taxes and cumulative
     effect of accounting change            1,265      1,315      (4)

Provision for income taxes                    532        526
                                       ---------- ----------
Income before cumulative effect of
 accounting change                     $      733 $      789      (7)

Cumulative effect of accounting change,
 net of tax benefit of $0                       -       (292)
                                       ---------- ----------
Net income                             $      733 $      497
                                       ========== ==========

Basic earnings per share:
     Income before cumulative effect of
      accounting change                $     0.12 $     0.13
     Cumulative effect of accounting
      change                                    -      (0.05)
                                        ---------- ----------
     Net income                        $     0.12 $     0.08
                                        ========== ==========

Diluted earnings per share:
     Income before cumulative effect of
      accounting change                $     0.12 $     0.13
     Cumulative effect of accounting
      change                                    -      (0.05)
                                        ---------- ----------
     Net income                        $     0.12 $     0.08
                                        ========== ==========

Weighted average shares outstanding:
  Basic                                 6,042,809  5,896,239       2
  Diluted                               6,068,124  6,004,265       1






             OPINION RESEARCH CORPORATION AND SUBSIDIARIES
                      Consolidated Balance Sheets
                            (in thousands)


Assets                                            31-Mar-03  31-Dec-02
                                                  ---------  ---------
Current assets:
  Cash and equivalents                             $  2,044 $  2,549
  Accounts receivable                                20,017   21,936
    Allowance for doubtful accounts                    (344)    (348)
  Unbilled services                                  14,179   13,480
  Prepaid expenses and other current assets           3,192    3,151
                                                   -------- --------
Total current assets                                 39,088   40,768

Non-current assets:
  Fixed assets, net of depreciation                   8,592    8,549
  Goodwill                                           48,059   48,577
  Other intangibles, net of amortization              1,083    1,230
  Other non-current assets                            3,679    3,312
                                                   -------- --------

Total non-current assets                             61,413   61,668
                                                   -------- --------

Total assets                                       $100,501 $102,436
                                                    ======== ========


Liabilities and stockholders' equity              31-Mar-03  31-Dec-02
                                                  ---------  ---------

Current liabilities:
  Accounts payable                                 $  5,586 $  5,501
  Accrued expenses                                   10,141   11,490
  Deferred revenues                                   1,857    2,090
  Short-term borrowings                               6,625    6,000
  Other current liabilities                           1,388      954
                                                   -------- --------
Total current liabilities                            25,597   26,035


Long-term borrowings                                 38,435   40,866
Other liabilities                                     1,137      720

Redeemable equity                                     8,900    8,900

Total stockholders' equity                           26,432   25,915
                                                   -------- --------

Total liabilities and stockholders' equity         $100,501 $102,436
                                                   ======== ========





             OPINION RESEARCH CORPORATION AND SUBSIDIARIES
                          Segment Information
                            (in thousands)


                         US          UK
                       Market      Market                     Social
                      Research    Research   Teleservices    Research
Three months ended    --------    --------   ------------    --------
March 31, 2003:
------------------

Revenues from external
 customers           $  6,584    $  4,612     $  3,389      $ 27,805
Operating income
 (loss)                  (978)        186          257         3,010
Interest and other non-
 operating expenses, net
Income before provision
 for income taxes and
 cumulative effect of
 accounting change

Three months ended
March 31, 2002:
------------------

Revenues from
 external customers  $  8,440    $  4,770     $  4,096      $ 24,007
Operating income
 (loss)                  (713)        235          500         2,471
Interest and other non-
 operating expenses, net
Income before provision
 for income taxes and
 cumulative effect of
 accounting change

                              Total
                            Segments     Other   Consolidated
Three months ended          --------     -----   ------------
March 31, 2003:
------------------

Revenues from
 external customers         $ 42,390   $    774    $ 43,164
Operating income
 (loss)                        2,475        (37)      2,438
Interest and other non-
 operating expenses, net                              1,173
Income before provision
 for income taxes and
 cumulative effect of
 accounting change                                    1,265


Three months ended
March 31, 2002:
------------------

Revenues from
 external customers         $ 41,313   $  1,138    $ 42,451
Operating income
 (loss)                        2,493          7       2,500
Interest and other non-
 operating expenses, net                              1,185
Income before provision
 for income taxes and
 cumulative effect of
 accounting change                                    1,315


    CONTACT: Opinion Research Corporation
             Douglas L. Cox
             EVP & Chief Financial Officer
             (908) 281-3474
             or
             Investor Relations
             Lippert/Heilshorn & Associates
             Harriet Fried
             John Nesbett
             (212) 838-3777
             hfried@lhai.com